UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2013

AMERISAFE, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-12251	75-2069407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 Highway 190 West

DeRidder, Louisiana 70634

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (337) 463-9052

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2013, the Board appointed G. Janelle Frost as the Company’s President. She succeeds Geoffrey R. Banta. Ms. Frost, age 43, served as the Company’s Executive Vice President and Chief Financial Officer from November 2008 until her appointment as Chief Operating Officer effective May 15, 2013. She joined the Company in 1992.

As reported on April 1, 2013, Mr. Banta advised the Board that he intended to retire from the Company in December 2014. Mr. Banta, age 64, served as the Company’s President (since August 2010) and Chief Operating Officer (from November 2008 to May 2013). From December 2003 to October 2008, Mr. Banta served as Executive Vice President and Chief Financial Officer. He joined the Company in 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISAFE, INC.

By:	/s/ Kathryn H. Rowan
Kathryn H. Rowan, Senior Vice
President, General Counsel and Secretary

Date: September 3, 2013

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